--------------------------------------------------------------------------------
                                  ANNUAL REPORT
--------------------------------------------------------------------------------
                                February 29, 2000
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                                   Value Line
                                    New York
                                   Tax Exempt
                                      Trust





                                     [LOGO]
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                                   VALUE LINE
                                     No-Load
                                     Mutual
                                      Funds

Value Line New York Tax Exempt Trust

                                                               To Our Value Line
--------------------------------------------------------------------------------
To Our Shareholders:

The primary objective of the Value Line New York Tax Exempt Trust is to provide investors with maximum income exempt from New York State, New York City and Federal income taxes, while avoiding undue risk to principal. During the year ended February 29, 2000, the Trust's total return was a negative 3.97%. Since its inception in July, 1987, the total return for the Trust, assuming the reinvestment of all dividends over that period, has been 120.29%. This is equivalent to an average annual total return of 6.43%.(1)

Your Trust's total return for the year underperformed the Lehman Brothers Municipal Bond Index, which was down 2.08% during the same time period. The Index does not reflect expenses that are deducted from the Trust's returns. The Trust had a higher concentration in insured and hospital-revenue bonds than the Index. While these two sectors performed worse than the Index, the Trust had 20% in the housing-revenue sector which was one of the best performing sectors of the Index.

During the year that ended February 29, 2000, prices of fixed-income securities declined as interest rates increased. Long-term, tax-exempt interest rates, as measured by the Bond Buyer's 40-Bond Index, rose from 5.17% on February 28, 1999 to 6.17% on February 29, 2000. During this same period, long-term taxable rates, as measured by the 30-year Treasury bond, increased from 5.58% to 6.14%. The rise in interest rates was the result of strong economic growth, tighter monetary policy by the Federal Reserve, low unemployment, and increasing fears of inflation. Since May 1999, the Federal Reserve has raised the Federal Funds rate four times from 4.75% to 5.75%. This was a reversal of the reduction in this rate by 0.75% in 1998 following the Russian financial crisis, a hedge fund crisis, and fears of an economic slowdown. During this transition from a declining rate to a rising rate environment, the yield curve in the taxable bond market has inverted with short maturity bonds providing higher yields than the 30-year Treasury bond. For example, as of February 29, 2000, the 5-year Treasury bond had a yield of 6.60% compared to 6.17% on the 30-year bond. This inverted yield curve is primarily the result of the Federal Reserve raising short-term interest rates and the U.S. Treasury issuing fewer long-term bonds, as well as planning to buy back outstanding Treasury bonds.

During the past year, taxable bonds have outperformed tax-exempt bonds. For the twelve months ended February 29, 2000, the Lehman Brothers Aggregate Bond Index was up 1.11% compared to -2.08% for the Lehman Brothers Municipal Bond Index. The declining demand for tax-exempt bonds, coupled with a heavy supply in 1999, the strong demand for Treasuries coupled with a declining supply, and the great demand for stocks have contributed to the underperformance of tax-exempt bonds. Currently, the ratio of tax-exempt yields to Treasury yields is at the high end of its historical range. A 30-year triple A rated municipal bond yields 5.87%, which is 95.2% of the 6.16% yield of the 30-year Treasury bond. A 5.87% tax-exempt yield is equivalent to an 9.72% taxable yield for individuals in the 39.6% tax bracket. At these levels, municipal bonds are very attractive as income vehicles for investors.

Management continues to avoid securities rated below investment grade (defined as Baa or higher by Moody's Investors Service and as BBB or higher by Standard & Poor's Corporation). As of February 29, 2000, the market value of the Trust's portfolio consisted of 57% AAA, 30% AA, 5% A, and 8% Baa or BBB rated bonds. The portfolio's highest concentrations of investments are in the insured, housing-revenue, and hospital-revenue sectors respectively.

The municipal bond market is one of the most fragmented and complex sectors of the American capital markets. We


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


                                            Value Line New York Tax Exempt Trust


New York Tax Exempt Trust Shareholders
--------------------------------------------------------------------------------

believe that most investors seeking tax-free income are best served by a mutual fund, whose advantages include professional management, diversification, liquidity, low transaction costs, accurate record-keeping, automatic reinvestment of dividends, and availability in small-dollar amounts. In addition to these features, the Value Line New York Tax Exempt Trust has the additional advantage of carrying no sales or redemption fees; it is a true no-load fund.

We thank you for your continued confidence in Value Line, and we look forward to serving your investment needs in the future.

                                            Sincerely,

                                            /s/ Jean Bernhard Buttner

                                            Jean Bernhard Buttner
                                            Chairman and President

March 20, 2000

(1) Total return includes reinvestment of dividends and any capital gains paid. Income may be subject to state and local taxes, and some income may be subject to the Federal Alternative Minimum Tax (AMT) for certain investors. Capital gains, if any, are fully taxable.

Economic Observations

The American economy continues to perform well as we proceed through the first quarter of 2000. Evidence of this healthy level of business activity can be found in the strong pace of manufacturing, the continued healthy gains in personal income, and the comparatively high levels of consumer spending. Overall, we estimate that Gross Domestic Product growth will exceed 4% in the opening quarter and average 3.5%-4.0% for the year as a whole. That would make 2000 the tenth year in a row of sustained economic growth in this country.

Inflationary pressures, meanwhile, continue to be held in check for the most part, in spite of a further recent surge in oil and gasoline prices, with strong increases in productivity and ongoing technological innovations being at least partially responsible for this comparative pricing stability. Nevertheless, an increase in cost pressures does seem likely over the next several quarters. The Federal Reserve, taking note of this somewhat higher expense structure, is likely to chart a more restrictive monetary course in the months ahead. As such, we now expect the lead bank to vote one additional, albeit modest, interest rate increase before midyear.


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


Value Line New York Tax Exempt Trust



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The  following  graph  compares the  performance  of the Value Line New York Tax
Exempt Trust to that of the Lehman Brothers Municipal Bond Index. The Value Line New York Tax Exempt Trust is a professionally managed mutual fund, while the Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

              COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
                 IN VALUE LINE NEW YORK TAX EXEMPT TRUST AND THE
                      LEHMAN BROTHERS MUNICIPAL BOND INDEX


  [THE FOLLOWING TABLE IS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL]

                                    [GRAPH]


                   (Period covered is from 3/1/90 to 2/29/00)


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


                                            Value Line New York Tax Exempt Trust



--------------------------------------------------------------------------------

Performance Data:

                                                             Average Annual
                                                             Total Returns
                                                       12/31/99          2/29/00
                                                       --------          -------
 1 year ended ..............................            -4.21%            -3.97%
 5 years ended .............................             5.94%             4.80%
10 years ended .............................             6.22%             6.32%

The performance data quoted represent past performance and are no guarantee of future performance. The average annual total return and growth of an assumed investment of $10,000 includes dividends reinvested and capital gains distributions accepted in shares. The investment return and principal value of an investment will fluctuate so that an investment, when redeemed, may be worth more or less than its original cost.


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                                                                               5

Value Line New York Tax Exempt Trust

Schedule of Investments (unaudited)
--------------------------------------------------------------------------------------------------------
  Principal                                                                     Rating
   Amount                                                                     (Unaudited)       Value
--------------------------------------------------------------------------------------------------------
LONG-TERM MUNICIPAL SECURITIES (95.6%)

             NEW YORK STATE (74.0%)
 $1,000,000  Albany County, General Obligations, 5.75%, 6/1/11..................  Aaa         $1,019,340
             Dormitory Authority, Revenue:
    500,000    Bishop Henry B. Hucles Nursing Home, 5.625%, 7/1/18..............  Aa1            464,070
    475,000    Champlain Valley Hospitals, 6.00%, 7/1/10 .......................  AAA*           496,546
    750,000    City University System, 5.50%, 7/1/19 ...........................  Aaa            707,355
  1,020,000    Maimonides Medical Center, Ser. A, 5.75%, 8/1/24 ................  Aaa          1,014,023
               Mental Health Services Facilities:
    500,000      4.75%, 8/15/18.................................................  Aaa            422,390
  1,000,000      4.75%, 8/15/19.................................................  Aaa            835,390
  1,020,000    Montefiore Medical Center, 5.25%, 8/1/19 ........................  Aaa            986,564
  1,950,000    St. Vincent DePaul Residence, 5.30%, 7/1/18 .....................  Aa3          1,769,469
    975,000    Sisters of Charity Health Care, 4.80%, 8/1/19....................  Aaa            942,045
    525,000    State University Educational Facilities, 5.50%, 5/15/13 .........  A3             518,647
    660,000  East Rochester, Housing Authority, Mortgage Revenue,
               St. Johns Meadows, Ser. A, 5.05%, 8/1/07  .......................  AAA*           657,961
    500,000  Environmental Facilities Corp., Clean Water & Drinking Water Revenue,
               Revolving Fund, Ser. F, 5.25%, 6/15/13  .........................  Aa1            482,795
    750,000  Kenmore Housing Authority Student Housing State University
               Buffalo Student Apt, 5.40%, 8/1/12 ..............................  AA*            728,310
             Medical Care Facilities Finance Agency, Revenue, Refunding:
  1,000,000    Hospital & Nursing Home Mortgage, Ser. B, 6.125%, 8/15/24........  AAA*         1,001,020
    700,000    Long-Term Health Care, Ser. C, 6.40%, 11/1/14 ...................  Aaa            732,305
             Mortgage Agency, Revenue Refunding, Homeowner Mortgage:
  1,000,000    Ser. 73-B, 5.45%, 10/1/24 .......................................  Aa1            979,000
    510,000    Ser. 77-A, 4.60%, 4/1/10 ........................................  Aa1            466,278
  1,000,000    Ser. 55, 5.95%, 10/1/17 .........................................  Aa1            987,070
  1,435,000    Ser. 79, 4.75%, 4/1/23 ..........................................  Aa1          1,384,789
  1,000,000  Nassau County, General Improvement, Ser. C, 5.125%, 1/1/14.........  Aaa            934,490
  1,000,000  Niagara Falls, Water Treatment Plant, 7.25%, 11/1/11...............  Aaa          1,148,700
  1,000,000  Syracuse, Housing Authority, Mortgage Revenue, Loretto Rest Home,
               Ser. A, 5.60%, 8/1/17  ..........................................  AAA*           956,250
    400,000  Urban Development Corp., Refunding, Corporate Purpose,
               Senior Lien, 5.125%, 1/1/09......................................  Aaa            394,804
  1,000,000  Yonkers, Ser. C, General Obligations, 5.25%, 6/1/12................  Aaa            977,830
                                                                                              ----------

             TOTAL NEW YORK STATE ..............................................              21,007,441
                                                                                              ----------


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

                                                Value Line New York Exempt Trust


                                                                                       February 29, 2000
--------------------------------------------------------------------------------------------------------
  Principal                                                                     Rating
   Amount                                                                     (Unaudited)        Value
--------------------------------------------------------------------------------------------------------
             NEW YORK CITY (10.0%)
  $ 820,000  General Obligations, Refunding, Ser. G, 5.25%, 8/1/16 .............  A3           $ 754,671
    990,000  Housing Development Corp., Multi Family Housing Revenue,
               Ser. A, 5.625%, 5/1/12  .........................................  Aa2            972,814
             Industrial Development Agency:
    500,000    Civic Facilities Revenue, College of Aeronautics Project,
                 5.45%, 5/1/18  ................................................  BBB*           440,080
    250,000    Industrial Development Revenue, Brooklyn Navy Yard,
                 Cogen Partners, 6.20%, 10/1/22  ...............................  Baa3           238,747
    525,000  Transitional Finance Authority, Revenue, Future Tax Secured,
               Ser. B, 4.75%, 11/1/23...........................................  Aa3            429,429
                                                                                              ----------

             TOTAL NEW YORK CITY................................................               2,835,741
                                                                                              ----------

             GUAM (1.4%)
    500,000  Power Authority Revenue, Ser. A, 5.125%, 10/1/29...................  Baa3           407,345

             PUERTO RICO (6.7%)
  2,000,000  Electric Power Authority, Power Revenue, Ser. DD, 5.25%, 7/1/16....  Aaa          1,915,220

             VIRGIN ISLANDS (3.5%)
  1,000,000  Public Finance Authority, Revenue, Gross Receipts Taxes,
               Ser. A, 6.375%, 10/1/19  ........................................  BBB-*          980,770
                                                                                              ----------

             TOTAL LONG-TERM MUNICIPAL SECURITIES
               (Cost $27,906,667) ..............................................              27,146,517
                                                                                              ----------


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                                                                               7

Value Line New York Tax Exempt Trust

Schedule of Investments
--------------------------------------------------------------------------------------------------------
  Principal                                                                     Rating
   Amount                                                                     (Unaudited)       Value
--------------------------------------------------------------------------------------------------------
SHORT-TERM MUNICIPAL SECURITIES (3.5%)
$ 1,000,000  New York City, General Obligations, Subser.  B-4, 3.80%, 8/15/23...  VMIG-1(I)  $ 1,000,000
                                                                                             -----------

             TOTAL SHORT-TERM MUNICIPAL SECURITIES
               (Cost $1,000,000) ...............................................               1,000,000
                                                                                             -----------

             TOTAL MUNICIPAL SECURITIES (99.1%)
               (Cost $28,906,667) ..............................................              28,146,517

             CASH AND OTHER ASSETS IN EXCESS OF
               LIABILITIES (.9%) ...............................................                 262,628
                                                                                             -----------

             NET ASSETS (100.0%) ...............................................             $28,409,145
                                                                                             ===========

             NET ASSET VALUE, OFFERING AND REDEMPTION PRICE,
               PER OUTSTANDING SHARE ...........................................                  $ 9.37
                                                                                             ===========


Rated by Moody's Investors Service except for those marked by an asterisk (*) which are rated by Standard & Poor's.

Variable rate demand notes are considered short-term obligations. Interest rates change every (1) day. These securities are payable on demand on interest rate refix dates and are secured by either letters of credit or other credit support agreements from banks. The rates listed are as of February 29, 2000.


See Notes to Financial Statements

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8

                                            Value Line New York Tax Exempt Trust


Statement of Assets
and Liabilities at February 29, 2000
--------------------------------------------------------------------------------

                                                                 (In thousands
                                                                except per share
                                                                     amount)
                                                                ----------------
Assets:
Investment securities, at value
  (Cost $28,907) ..............................................    $ 28,147
Cash ..........................................................          22
Interest receivable ...........................................         369
Receivable for Trust shares sold ..............................           2
                                                                   --------
      Total Assets ............................................      28,540
                                                                   --------
Liabilities:
Dividends payable to shareholders .............................          38
Payable for Trust shares repurchased ..........................           3
Accrued expenses:
  Advisory fee ................................................          13
  Other .......................................................          77
                                                                   --------
      Total Liabilities .......................................         131
                                                                   --------
Net Assets ....................................................    $ 28,409
                                                                   ========
Net Assets:
Shares of beneficial interest at $.01 par value
  (authorized unlimited,
  outstanding 3,031,978 shares) ...............................    $     30
Additional paid-in capital ....................................      29,542
Accumulated net realized loss
  on investments ..............................................        (403)
Net unrealized depreciation of
  investments .................................................        (760)
                                                                   --------
      Net Assets ..............................................    $ 28,409
                                                                   ========
      Net Asset Value, Offering and
        Redemption Price, per
        Outstanding Share .....................................    $   9.37
                                                                   ========




Statement of Operations
for the Year Ended February 29, 2000
----------------------------------------------------------------------------


                                                                 (In thousands)
                                                                 --------------
Investment Income:
Interest ...................................................        $ 1,639
                                                                    -------
Expenses:
Advisory fee ...............................................            187
Auditing and legal fees ....................................             50
Printing and stationery ....................................             30
Trustees' fees and expenses ................................             13
Custodian fees .............................................             13
Transfer agent fees ........................................             13
Other ......................................................             24
                                                                    -------
      Total expenses before
        custody credits ....................................            330
      Less: custody credits ................................             (4)
                                                                    -------
      Net Expenses .........................................            326
                                                                    -------
Net Investment Income ......................................          1,313
                                                                    -------
Net Realized and Unrealized
  Loss on Investments:
    Net Realized Loss ......................................           (403)
    Change in Unrealized
      Appreciation (Depreciation) ..........................         (2,234)
                                                                    -------
Net Realized Loss and Change in
  Unrealized Appreciation
    (Depreciation) on Investments ..........................         (2,637)
                                                                    -------
Net Decrease in Net Assets from
  Operations ...............................................        $(1,324)
                                                                    =======


See Notes to Financial Statements
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                                                                               9

Value Line New York Tax Exempt Trust

Statement of Changes in Net Assets
for the Years Ended February 29, 2000 and February 28, 1999
----------------------------------------------------------------------------------------
                                                                     2000         1999
                                                                    --------------------
                                                                     (In thousands)

Operations:
  Net investment income ........................................    $  1,313    $  1,380
  Net realized (loss) gain on investments ......................        (403)        442
  Change in unrealized appreciation (depreciation) .............      (2,234)          9
                                                                    --------------------
  Net (decrease) increase in net assets from operations ........      (1,324)      1,831
                                                                    --------------------

Distributions to Shareholders:
  Net investment income ........................................      (1,321)     (1,372)
  Net realized gains ...........................................        (440)     (1,042)
                                                                    --------------------
  Net decrease in net assets from distributions ................      (1,761)     (2,414)
                                                                    --------------------

Trust Share Transactions:
  Net proceeds from sale of shares .............................       3,062       3,160
  Net proceeds from reinvestment of distributions to shareholders      1,217       1,737
  Cost of shares repurchased ...................................      (6,188)     (5,508)
                                                                    --------------------
  Net decrease in net assets from Trust share transactions .....      (1,909)       (611)
                                                                    --------------------

Total Decrease in Net Assets ...................................      (4,994)     (1,194)

Net Assets:
  Beginning of year ............................................      33,403      34,597
                                                                    --------------------
  End of year ..................................................    $ 28,409    $ 33,403
                                                                    ====================

Undistributed Net Investment Income at end of year .............    $     --    $      8
                                                                    ====================


See Notes to Financial Statements.
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


                                            Value Line New York Tax Exempt Trust



Notes to Financial Statements                                  February 29, 2000
--------------------------------------------------------------------------------

1.   Significant Accounting Policies

Value Line New York Tax Exempt Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The investment objective of the Trust is to provide New York taxpayers with the maximum income exempt from New York State, New York City, and federal income taxes, while avoiding undue risk to principal. The Trust will invest primarily in New York State municipal and public authority debt obligations. The ability of the issuers of the securities held by the Trust to meet their obligations may be affected by economic or political developments in New York State and New York City. The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Trust in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

(A) Security Valuation: The Trust's investments are valued each business day by an independent pricing service (the "Service") approved by the Trustees. Investments for which quoted bid prices in the judgment of the Service are readily available and are representative of the bid side of the market are valued at quotations obtained by the Service from dealers in such securities. Other investments (which constitute a majority of the portfolio securities) are valued by the Service, based on methods that include consideration of yields or prices of municipal securities of comparable quality, coupon, maturity, and type; indications as to values from dealers; and general market conditions.

Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value. Other assets and securities for which no quotations are readily available are valued in good faith at their fair value using methods determined by the Trustees.

(B)  Distributions:  It is the  policy  of the  Trust to  distribute  all of its investment income to shareholders. Dividends from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed to shareholders annually. Income dividends and capital-gains distributions are automatically reinvested in additional shares of the Trust unless the shareholder has requested otherwise. Income earned by the Trust on weekends, holidays, and other days on which the Trust is closed for business is declared as a dividend on the next day on which the Trust is open for business.

The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassification.

(C) Federal Income Taxes: It is the policy of the Trust to qualify as a regulated investment company, which can distribute tax-exempt dividends, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to distribute all of its investment income and capital gains to its shareholders. Therefore, no federal income tax or excise tax provision is required.

(D) Investments: Securities transactions are recorded on a trade-date basis. Realized gains and losses from securities transactions are recorded on the identified-cost basis. Interest income, adjusted for amortization of premium and accretion of original-issue discounts on investments, in accordance with federal income-tax regulations, is earned from settlement date and recognized on the accrual basis. Additionally, the Trust recognizes market discount when the securities are disposed.


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                                                                              11

Value Line New York Tax Exempt Trust


Notes to Financial Statements                                  February 29, 2000
--------------------------------------------------------------------------------

Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

2. Trust Share Transactions

Transactions in shares of beneficial interest were as follows:

                                                        2000        1999
                                                      ------------------
                                                        (in thousands)
Shares sold ........................................   314           300
Shares issued to shareholders in
  reinvestment of distributions ....................   126           167
                                                      ------------------
                                                       440           467
Shares repurchased .................................  (642)         (525)
                                                      ------------------
Net decrease .......................................  (202)          (58)
                                                      ==================
3. Purchases and Sales of Securities
Purchases and sales of municipal securities were as follows:

                                                            2000
                                                       -------------
                                                       (in thousands)
Purchases:
  Long-term obligations ............................      $29,676
  Short-term obligations ...........................        8,100
                                                        ---------
                                                          $37,776
                                                        =========
maturities or Sales:
  Long-term obligations ............................      $31,445
  Short-term obligations ...........................        8,600
                                                        ---------
                                                          $40,045
                                                        =========

At February 29, 2000, the aggregate cost of investments for federal income tax purposes was $28,907,570. The aggregate appreciation and depreciation of investments at February 29, 2000, based on a comparison of investment values and their costs for federal income tax purposes, was $154,220 and $915,273, respectively, resulting in a net depreciation of $761,053.

For Federal income tax purposes, the Trust had a capital loss carryover at February 29, 2000 of approximately $401,764 which will expire in 2008. To the extent future capital gains are offset by such capital losses, the Trust does not anticipate distributing any such gains to the shareholders.

4.   Investment Advisory Contract and Transactions With Affiliates

An advisory fee of $187,252 was paid or payable to Value Line, Inc. (the "Adviser") for the year ended February 29, 2000. This was computed at an annual rate of .60% of the Trust's average daily net assets. The Adviser provides research, investment programs, and supervision of the investment portfolio and pays costs of administrative services, office space, and compensation of administrative, bookkeeping, and clerical personnel necessary for managing the affairs of the Trust. The Adviser also provides persons, satisfactory to the Trustees, to act as officers of the Trust and pays their salaries and wages. The Trust bears all other costs and expenses in its operation.

For the year ended February 29, 2000, the Trust's expenses were reduced by $3,598 under a custody credit arrangement with the custodian.

Certain officers and directors of the Adviser and its subsidiary, Value Line Securities, Inc. (the Trust's distributor and a registered broker/dealer), are also officers and a Trustee of the Trust.

At February 29, 2000, the Adviser owned 124,804 shares of beneficial interest in the Trust, representing 4.1% of the outstanding shares.


--------------------------------------------------------------------------------
12

                                            Value Line New York Tax Exempt Trust


Financial Highlights
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each year:

                                                                       Years Ended on Last Day of February,
                                                ----------------------------------------------------------------------------------
                                                   2000              1999              1998              1997              1996
                                                ----------        ----------        ----------        ----------        ----------
Net asset value, beginning of year ..........   $    10.33        $    10.51        $    10.04        $    10.28        $     9.81
                                                ----------------------------------------------------------------------------------

  Income (loss) from investment operations:
    Net investment income ...................          .42               .43               .44               .48               .49
    Net gains or losses on securities
      (both realized and unrealized) ........         (.82)              .14               .47              (.11)              .47
                                                ----------------------------------------------------------------------------------
      Total from investment operations ......         (.40)              .57               .91               .37               .96
                                                ----------------------------------------------------------------------------------

  Less distributions:
    Dividends from net investment income ....         (.42)             (.42)             (.44)             (.48)             (.49)
    Distributions from capital gains ........         (.14)             (.33)             --                (.13)             --
                                                ----------------------------------------------------------------------------------
      Total distributions ...................         (.56)             (.75)             (.44)             (.61)             (.49)
                                                ----------------------------------------------------------------------------------
Net asset value, end of year ................   $     9.37        $    10.33        $    10.51        $    10.04        $    10.28
                                                ==================================================================================

Total return ................................        -3.97%             5.56%             9.31%             3.73%            10.00%
                                                ==================================================================================

Ratios/Supplemental Data:
Net assets, end of year (in thousands) ......   $   28,409        $   33,403        $   34,597        $   32,745        $   40,169
Ratio of expenses to average net assets .....         1.05%(2)           .98%(2)           .92%(1)           .92%(1)           .92%
Ratio of net investment income
  to average net assets .....................         4.21%             4.05%             4.35%             4.79%             4.87%
Portfolio turnover rate .....................          100%               56%              116%               86%              119%

(1)  Before offset of custody credits.

(2) Ratio reflects expenses grossed up for custody credit arrangement. The ratio of expenses to average net assets net of custody credits would have been .97% and 1.04% for the year ended February 28, 1999 and February 29, 2000, respectively.


See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                                                              13

Value Line New York Tax Exempt Trust


                        Report of Independent Accountants
--------------------------------------------------------------------------------

To the  Shareholders  and Board of  Trustees  of Value  Line New York Tax Exempt
Trust

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Value Line New York Tax Exempt Trust (the "Trust") at February 29, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2000 by correspondence with the custodian, provides a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
New York, New York
April 17, 2000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         FEDERAL TAX NOTICE (unaudited)

During the year ended February 29, 2000, the Trust paid to shareholders $0.415 per share from net investment income. Substantially all of the Trust's dividends from net investment income were exempt-interest dividends, excludable from gross income for regular Federal income-tax purposes. During the year ended February 29, 2000, the Trust paid to shareholders $0.101 per share of Long Term Capital Gains and $0.038 of Short Term Capital Gains.
--------------------------------------------------------------------------------


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14

                                            Value Line New York Tax Exempt Trust


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                                                                              15

Value Line New York Tax Exempt Trust


                         The Value Line Family of Funds
--------------------------------------------------------------------------------

1950--The Value Line Fund seeks long-term growth of capital. Current income is a secondary objective.

1952--Value Line Income and Growth Fund's primary investment objective is income, as high and dependable as is consistent with reasonable risk. Capital growth to increase total return is a secondary objective.

1956--The Value Line Special Situations Fund seeks long-term growth of capital. No consideration is given to current income in the choice of investments.

1972--Value Line Leveraged Growth Investors' sole investment objective is to realize capital growth.

1979--The Value Line Cash Fund, a money market fund, seeks to secure as high a level of current income as is consistent with maintaining liquidity and preserving capital.

1981--Value Line U.S. Government Securities Fund seeks maximum income without undue risk to capital. Under normal conditions, at least 80% of the value of its net assets will be invested in securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities.

1983--Value Line Centurion Fund* seeks long-term growth of capital.

1984--The Value Line Tax Exempt Fund seeks to provide investors with the maximum income exempt from federal income taxes while avoiding undue risk to principal. The Fund offers investors a choice of two portfolios: The Money Market Portfolio and The National Bond Portfolio.

1985--Value Line Convertible Fund seeks high current income together with capital appreciation primarily from convertible securities ranked 1 or 2 for year-ahead performance by the Value Line Convertible Ranking System.

1986--Value Line Aggressive Income Trust seeks to maximize current income.

1987--Value Line New York Tax Exempt Trust seeks to provide New York taxpayers with the maximum income exempt from New York State, New York City and federal income taxes while avoiding undue risk to principal.

1987--Value Line Strategic Asset Management Trust* seeks to achive a high total investment return consistent with reasonable risk.

1993--Value Line Emerging Opportunities Fund invests primarily in common stocks or securities convertible into common stock, with its primary objective being long-term growth of capital.

1993--Value Line Asset Allocation Fund seeks high total investment return, consistent with reasonable risk. The Fund invests in stocks, bonds and money market instruments utilizing quantitative modeling to determine the asset mix.

1995--Value Line U.S. Multinational Company Fund's investment objective is maximum total return. It invests primarily in securities of U.S. companies that have significant sales from international operations.




* Only available through the purchase of Guardian Investor, a tax deferred variable annuity, or ValuePlus, a variable life insurance policy.

For more complete information about any of the Value Line Funds, including charges and expenses, send for a prospectus from Value Line Securities, Inc., 220 East 42nd Street, New York, New York 10017-5891 or call 1-800-223-0818, 24 hours a day, 7 days a week, or visit us at www.valueline.com. Read the prospectus carefully before you invest or send money.


--------------------------------------------------------------------------------
16

================================================================================

INVESTMENT ADVISER        Value Line, Inc.
                          220 East 42nd Street
                          New York, NY 10017-5891

DISTRIBUTOR               Value Line Securities, Inc.
                          220 East 42nd Street
                          New York, NY 10017-5891

CUSTODIAN BANK            State Street Bank and Trust Co.
                          225 Franklin Street
                          Boston, MA 02110

SHAREHOLDER               State Street Bank and Trust Co.
SERVICING AGENT           c/o NFDS
                          P.O. Box 419729
                          Kansas City, MO 64141-6729

INDEPENDENT               PricewaterhouseCoopers LLP
ACCOUNTANTS               1177 Avenue of the Americas
                          New York, NY 10036-2798

LEGAL COUNSEL             Peter D. Lowenstein, Esq.
                          Two Greenwich Plaza, Suite 100
                          Greenwich, CT 06830

TRUSTEES                  Jean Bernhard Buttner
                          John W. Chandler
                          David H. Porter
                          Paul Craig Roberts
                          Nancy-Beth Sheerr

OFFICERS                  Jean Bernhard Buttner
                          Chairman and President
                          Charles Heebner
                          Vice President
                          Raymond S. Cowen
                          Vice President
                          David T. Henigson
                          Vice President and
                          Secretary/Treasurer
                          Jack M. Houston
                          Assistant Secretary/Treasurer
                          Stephen La Rosa
                          Assistant Secretary/Treasurer



This    report is issued for  information  of  shareholders.  It is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of the Trust (obtainable from the Distributor).
                                                                          512636